UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2018

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iStar Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

iStar Inc. amended Article XV of its Amended and Restated Bylaws (as amended, the "Bylaws") to provide stockholders with the concurrent power, in addition to the board of directors, to alter, amend or repeal any provision of the Bylaws and to adopt new Bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter.
The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of iStar Inc., dated April 3, 2018, a copy of which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of iStar Inc., dated April 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

Date:	April 3, 2018	By:	/s/ JAY SUGARMAN
Jay Sugarman Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of iStar Inc., dated April 3, 2018